UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 12, 2005


                              INSIGHT MIDWEST, L.P.
                              INSIGHT CAPITAL, INC.
           (Exact name of Registrants as specified in their charters)


       DELAWARE                     333-33540                  13-4079232
       DELAWARE                    333-33540-1                 13-4079679
(State of incorporation       (Commission File Nos.)          (IRS Employer
   or organization)                                         Identification Nos.)


                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrants' telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2005, Insight Midwest, L.P. ("Insight Midwest") and Insight Capital, Inc. ("Insight Capital" and, collectively with Insight Midwest, the "Registrants") entered into a Second Supplemental Indenture with The Bank of New York, as Trustee (the "Trustee"), to each of (i) the Indenture, dated as of October 1, 1999 (as supplemented by the First Supplemental Indenture dated as of January 14, 2004, the "9 3/4% Indenture"), between the Registrants and the Trustee, providing for the issue of the Registrants' 9 3/4% Senior Notes Due 2009 (the "9 3/4% Notes") and (ii) the Indenture, dated as of November 6, 2000 (as supplemented by the First Supplemental Indenture dated as of January 14, 2004, the "10 1/2% Indenture" and, collectively with the 9 3/4% Indenture, the "Indentures"), between the Registrants and the Trustee, providing for the issue of the Registrants' 10 1/2% Senior Notes Due 2010 (the "10 1/2% Notes" and, collectively with the 9 3/4% Notes, the "Notes"). The Second Supplemental Indenture relating to each of the 9 3/4% Indenture and the 10 1/2% Indenture shall be sometimes individually referred to herein as a "Supplemental Indenture" and collectively as the "Supplemental Indentures."

     Each Supplemental Indenture provides that, subject to payment of the Consent Payment (as defined in each Supplemental Indenture) on or before the Consent Payment Date (as defined in each Supplemental Indenture) relating to the Registrants' consent solicitations with respect to the Notes having expired on October 12, 2005, the provisions of Section 4.15 of each Indenture are waived with respect to the execution and delivery of the Agreement and Plan of Merger dated July 28, 2005, relating to the proposed merger (the "Proposed Merger") of Insight Acquisition Corp. with and into Insight Communications Company, Inc. and the other agreements and instruments executed and delivered in connection therewith and the consummation of the transactions contemplated thereby.

     The Supplemental Indentures further provide that in the event the Proposed Merger is not consummated on or prior to the Termination Date and the Consent Payment is not made, the Waiver (as defined in each Supplemental Indenture) and
Section 2 of each Supplemental Indenture will have no further effect.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    EXHIBIT NO.     DESCRIPTION

        4.1 Second Supplemental Indenture, dated as of October 12, 2005, between the Registrants and The Bank of New York, relating to the Registrants' 9 3/4% Senior Notes Due 2009

       4.2 Second Supplemental Indenture, dated as of October 12, 2005, between the Registrants and The Bank of New York, relating to the Registrants' 10 1/2% Senior Notes Due 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INSIGHT MIDWEST, L.P.
                                            (Registrant)



Date: October 18, 2005                 By:   /s/ John Abbot
                                             ------------------------------
                                             John Abbot
                                             Senior Vice President
                                                and Chief Financial Officer



                                       INSIGHT CAPITAL, INC.
                                            (Registrant)



Date: October 18, 2005                 By:   /s/ John Abbot
                                             ------------------------------
                                             John Abbot
                                             Senior Vice President
                                                and Chief Financial Officer